UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported: August 10, 2009

LIFE SCIENCES RESEARCH, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(State or other jurisdiction of incorporation)

0-33505	52-2340150
(Commission File Number)	(I.R.S. Employer Identification Number)

Mettlers Road, East Millstone, NJ	08875
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 649-9961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

Life Sciences Research, Inc. (the “Company”) hereby reports that, on August 10, 2009, a complaint was filed in connection with a  purported class action lawsuit, Oakland v. Life Sciences Research, Inc., et al., with respect to the proposed merger of the Company with and into Lion Merger Corp. (“Merger Sub”), an entity controlled by Andrew Baker, the Chairman and Chief Executive Officer of the Company (the “Merger”), contemplated by the Agreement and Plan of Merger, dated July 8, 2009, by and among the Company, Lion Holdings, Inc. (“Parent”) and Merger Sub (the “Merger Agreement”).  The complaint was filed in the Superior Court of New Jersey, Chancery Division, Somerset County, and names as defendants the Company, Mr. Baker and the other members of the Company’s Board of Directors.  The complaint alleges, among other things, that the directors breached their fiduciary duties in connection with the Merger by agreeing to sell the Company for an unfair price pursuant to an unfair process, that the Merger Agreement contains preclusive deal protection provisions by virtue of its termination fee provisions, that the Company and Andrew Baker aided and abetted the directors’ breach of their fiduciary duties and that the Company has failed to disclose material facts regarding the Merger.  The complaint seeks injunctive and other unspecified relief.

As previously disclosed, on July 13, 2009, a first amended complaint was filed  in another purported class action in connection with the Merger. That action, captioned Berger v. Life Sciences Research, et al., was also filed in the Superior Court of New Jersey, Chancery Division, Somerset County (Civil Action No. SOM-C-12006-09), and names the same parties as defendants.

The Company is responding appropriately to these lawsuits.

As also previously reported, the purported class action lawsuit, Ramaiah v. Baker, et al., which was filed in the Superior Court of New Jersey, Chancery Division, Somerset County, on July 17, 2009, was voluntarily dismissed by the plaintiffs thereto on August 5, 2009 without prejudice and without costs to any party.

Important Additional Information for Investors and Stockholders

In connection with the proposed Merger, the Company has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement for the meeting of stockholders of the Company to be convened to approve the Merger. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. The Company, Parent, Merger Sub, Andrew Baker, LAB Holdings LLC and Focused Healthcare Partners, L.L.C. have also filed a Schedule 13E-3 with the SEC regarding the proposed Merger.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING THE DEFINITIVE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Company stockholders and other investors can obtain copies of these materials (including the definitive proxy statement, when it becomes available) without charge from the SEC through the SEC’s Web site at www.sec.gov.  These documents can also be obtained free of charge by accessing them on the Company’s corporate Web site at www.lsrinc.net.

The Company and its directors, executive officers and certain other members of its management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the transaction.  Information regarding the interests of such directors and executive officers (which may be different than those of the Company’s stockholders generally) is set forth in the Company’s proxy statement referred to above and additional information regarding the Company’s directors and executive officers is included in the Company’s 2009 proxy statement and 2008 Annual Report on Form 10-K, previously filed with SEC.   Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the Merger and the solicitation of proxies, which may be different than those of the Company’s stockholders generally, by reading the proxy statement (including the definitive proxy statement, when it becomes available) and other relevant documents regarding the Merger, filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act 1934, Life Sciences Research, Inc. has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 18, 2009	LIFE SCIENCES RESEARCH, INC.

By: /s/ Mark L. Bibi
Name: Mark L. Bibi
Title: Secretary and General Counsel